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                                                                   EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors
Bradley Real Estate, Inc.


We consent to the inclusion in this Form 8-K of Bradley Real Estate, Inc. to which this consent is filed as an exhibit, of our report dated March 13, 1996 on our audit of the financial statements of Tucker Properties Corporation and Subsidiaries.


                                        /s/ Coopers & Lybrand L.L.P.
                                        COOPERS & LYBRAND L.L.P.


Chicago, Illinois
April 1, 1996


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